Exhibit 10.29
EXECUTION VERSION
iPayment Holdings, Inc.
and
Wilmington Trust FSB,
as Warrant Agent

Warrant Agreement
Dated as of May 6, 2011
Warrants to Purchase
125,000 Shares of Common Stock

Exhibits
Exhibit A Form of Warrant
Exhibit B Restricted Legend
Exhibit C DTC Legend
Exhibit D Regulation S Certificate
Exhibit E Rule 144A Certificate
Exhibit F Institutional Accredited Investor Certificate
Exhibit G Unit Legend

2

     WARRANT AGREEMENT, dated as of May 6, 2011, between iPayment Holdings, Inc., a Delaware corporation (as further defined below, the “Company”), and Wilmington Trust FSB, as warrant agent (the “Warrant Agent”).
     WHEREAS, the Company proposes to issue warrants (the “Warrants”) to initially purchase up to an aggregate of 125,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company (the Common Stock issuable on exercise of the Warrants being referred to herein as the “Warrant Shares”), in connection with the offering by the Company of Units (the “Units”), each consisting of $1,000 principal amount at maturity of the Company’s 15.00%/15.00% Senior Notes due 2018 (the “Notes”) and one Warrant.
     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act in connection with the issuance of the Warrants and other matters as provided herein.
     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:
ARTICLE 1
Definitions
     Section 1.01. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
     “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
     “Agent” means any Registrar or Countersignature Agent.
     “Agent Member” means a member of, or a participant in, the Depositary.
     “Agreement” means this Warrant Agreement, as amended or supplemented from time to time.
     “Board of Directors” means the board of directors or comparable governing body of the Company, or any committee thereof duly authorized to act on its behalf.

     “Board Resolution” means a resolution duly adopted by the Board of Directors which is certified by the Secretary or an Assistant Secretary of the Company and remains in full force and effect as of the date of its certification.
     “Business Day” means any day other than a Legal Holiday..
     “Certificated Warrant” means a Warrant in registered individual form.
     “Commission” means the Securities and Exchange Commission.
     “Company” means the party named as such in the first paragraph of the Agreement or any successor to the Company under the Agreement and the Warrants pursuant to Section 6.01(k).
     “Corporate Trust Office” means the office of the Warrant Agent at which the corporate trust business of the Warrant Agent is principally administered, which at the Issue Date is located at 246 Goose Lane, Suite 105, Guilford, Connecticut 06437.
     “Countersignature Agent” refers to a Person engaged to countersign the Warrants in the stead of the Warrant Agent.
     “Daily Price” means, for any determination date, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded. If on any determination date the shares of such class of Common Stock are not quoted by any such organization, the Daily Price per share of Common Stock shall be the Fair Value of such share on such determination date as determined pursuant to Section 6.01(g).
     “Depositary” means the depositary of each Global Warrant, which will initially be DTC.
     “Disinterested Director” means, in connection with any issuance of securities that gives rise to a determination of the Fair Value thereof, each member of the Board of Directors who is not an officer, employee, director or other Affiliate of the party to whom the Company is proposing to issue the securities giving rise to such determination.
     “DTC” means The Depository Trust Company, a New York corporation, and its successors.
     “DTC Legend” means the legend set forth in Exhibit C.
     “Exchange Act” means the Securities Exchange Act of 1934.
     “Exercise Price” has the meaning assigned to such term in Section 4.01.
     “Expiration Date” has the meaning assigned to such term in Section 4.01.
     “Fair Value” has the meaning set forth in Section 6.01.
     “GAAP” means generally accepted accounting principles in the United States, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the

American Institute of Certified Public Accountants, the opinions and pronouncements of the Public Company Accounting Oversight Board and in the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, as in effect from time to time.
     “Global Warrant” means a Warrant in registered global form.
     “Holder” or “Warrantholder” means the registered holder of any Warrant.
     “Indenture” means the indenture, dated the date hereof, between the Company and Wilmington Trust FSB, as trustee relating to the Notes.
     “I.A.I. Global Warrant” means a Global Warrant that bears the Restricted Legend representing Warrants resold to Institutional Accredited Investors within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act.
     “Initial Purchasers” means the initial purchasers party to a purchase agreement with the Company relating to the sale of the Units by the Company.
     “Institutional Accredited Investor Certificate” means a certificate substantially in the form of Exhibit F hereto.
     “Issue Date” means the date on which the Warrants are originally issued under the Agreement.
     “Legal Holiday” means a Saturday, a Sunday or a day on which banking institutions in The City of New York or at a place of payment are authorized or required by law, regulation or executive order to remain closed.
     “Non-U.S. Person” means a Person that is not a U.S. person, as defined in Regulation S.
     “Officer” means with respect to any Person, the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary or any Vice-President of such Person.
     “Officers’ Certificate” means a certificate signed in the name of the Company (i) by the chairman of the Board of Directors, the president or chief executive officer or a vice president and (ii) by the chief financial officer, the treasurer or any assistant treasurer or the secretary or any assistant secretary.
     “Opinion of Counsel” means a written opinion from legal counsel who is reasonably acceptable to the Warrant Agent (who may be counsel to or any employee of the Company).
     “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

     “Register” has the meaning assigned to such term in Section 3.09.
     “Registrar” means a Person engaged to maintain the Register.
     “Regulation S” means Regulation S under the Securities Act.
     “Regulation S Certificate” means a certificate substantially in the form of Exhibit D hereto.
     “Restricted Legend” means the legend set forth in Exhibit B.
     “Rule 144” means Rule 144 promulgated under the Securities Act.
     “Rule 144A” means Rule 144A under the Securities Act.
     “Rule 144A Certificate” means a certificate substantially in the form of Exhibit E hereto.
     “Securities Act” means the Securities Act of 1933.
     “Separation Date” means the earliest of (i) 180 days after the Issue Date, (ii) the date on which a registration statement with respect to a registered exchange offer for the Notes is declared effective under the Securities Act, (iii) such date as J.P. Morgan Securities LLC in its sole discretion shall establish on at least one Business Days’ notice to the Company and (iv) in the event of the occurrence of a Change of Control (as defined in the Indenture), the date on which the requisite notice is mailed to the holders of Notes; provided that the Separation Date shall not be prior to the Equity Redemption (as defined in the Indenture).
     “Transfer Agent” has the meaning assigned to such term in Section 5.04.
     “Trustee” means the trustee under the Indenture.
     “Unit Legend” means the legend set forth in Exhibit G.
     “U.S. Global Warrant” means a Global Warrant that bears the Restricted Legend representing Warrants issued and sold pursuant to Rule 144A.
     “Warrant Agent” means the party named as such in the first paragraph of the Agreement or any successor warrant agent under the Agreement pursuant to Article 7.
     “Warrants” has the meaning assigned to such term in the Recitals.
     Section 1.02. Rules of Construction. Unless the context otherwise requires or except as otherwise expressly provided,
     (i) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

     (ii) “herein,” “hereof” and other words of similar import refer to the Agreement as a whole and not to any particular Section, Article or other subdivision;
     (iii) all references to Sections or Articles or Exhibits refer to Sections or Articles or Exhibits of or to the Agreement unless otherwise indicated; and
     (iv) references to agreements or instruments, or to statutes or regulations, are to such agreements or instruments, or statutes or regulations, as amended from time to time (or to successor statutes and regulations).
ARTICLE 2
Appointment Of Warrant Agent
     Section 2.01. Appointment Of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement and the Warrant Agent hereby accepts such appointment.
ARTICLE 3
The Warrants
     Section 3.01. Form And Dating; Legends. (a) The Warrants will be substantially in the form attached as Exhibit A. The terms and provisions contained in the form of the Warrants annexed as Exhibit A constitute, and are hereby expressly made, a part of the Warrant Agreement. The Warrants may have notations, legends or endorsements required by law, rules of or agreements with national securities exchanges to which the Company is subject, or usage. Each Warrant will be dated the date of its countersignature.
     (b) (i) Except as otherwise provided in paragraph (c), Section 3.10(b)(ii),or (c), or Section 3.09(b)(iv), each Warrant will bear the Restricted Legend.
     (ii) Each Global Warrant will bear the DTC Legend.
     (iii) Warrants offered and sold in reliance on any exception under the Securities Act other than Rule 144A will be issued, and upon the request of the Company to the Warrant Agent, Warrants offered and sold in reliance on Rule 144A may be issued, in the form of Certificated Warrants. Warrants resold to Institutional Accredited Investors within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act shall be issued in the form of I.A.I. Global Warrants.
     (iv) Each Warrant issued prior to the Separation Date will bear the Unit Legend which may be contained on the face of the Unit.
     (c) (i) If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that a Warrant is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without the need to satisfy current information or other requirements therein and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of the Warrant (or a beneficial interest therein) are effected in compliance with the Securities Act, or
     (ii) after a Warrant is sold pursuant to an effective registration statement under the Securities Act, the Company may instruct the Warrant Agent in writing to cancel the Warrant and issue to the Holder thereof (or to its transferee) a new Warrant of like tenor, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Warrant Agent will comply with such instruction.
     (d) By its acceptance of any Warrant bearing the Restricted Legend (or any beneficial interest in such a Warrant), each Holder thereof and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Warrant (and any such beneficial interest) set forth in this Agreement and in the Restricted Legend and agrees that it will transfer such Warrant (and any such beneficial interest) only in accordance with the Agreement and such legend.
     Section 3.02. Execution and Countersignature. (a) An Officer shall execute the Warrants for the Company by facsimile or manual signature in the name and on behalf of the Company. If an Officer whose signature is on a Warrant no longer holds that office at the time the Warrant is countersigned, the Warrant will still be valid.
     (b) A Warrant will not be valid until the Warrant Agent manually countersigns the Warrant, with the signature conclusive evidence that the Warrant has been countersigned under this Agreement. At any time and from time to time after the execution and delivery of this Agreement, the Company may deliver Warrants executed by the Company to the Warrant Agent for countersignature. The Warrant Agent will countersign and deliver a number of Warrants for original issue convertible into an aggregate number of Warrant Shares not to exceed the amount stated in the preamble hereto (except as may be adjusted pursuant to Article 6 hereof) after receipt by the Warrant Agent of an Officers’ Certificate specifying
     (i) the number of Warrants to be countersigned and the date on which the Warrants are to be countersigned,
     (ii) whether the Warrants are to be issued as one or more Global Warrant or Certificated Warrants, and
     (iii) other information the Company may determine to include or the Warrant Agent may reasonably request.
     Section 3.03. Warrant Registrar And Countersignature Agent. The Company may appoint one or more Registrars, and the Warrant Agent may appoint a Countersignature Agent, in which case each reference in the Agreement to the Warrant Agent in respect of the obligations of the Warrant Agent to be performed by that Agent will be deemed to be references to the Agent. The Company may act as Registrar. In each case the Company and the Warrant Agent will enter into an appropriate agreement with the Agent implementing the provisions of the

Agreement relating to the obligations of the Warrant Agent to be performed by the Agent and the related rights. The Company initially appoints the Warrant Agent as Registrar.
     Section 3.04. Replacement Warrants. If a mutilated Warrant is surrendered to the Warrant Agent or if a Holder claims that its Warrant has been lost, destroyed or wrongfully taken, the Company will issue and the Warrant Agent will countersign a replacement Warrant. Every replacement Warrant is an additional obligation of the Company and entitled to the benefits of the Warrant Agreement. If required by the Warrant Agent or the Company, an indemnity must be furnished by the Holder that is sufficient in the judgment of (i) the Warrant Agent to protect the Warrant Agent and (ii) the Company to protect the Company and the Warrant Agent from any loss they may suffer if a Warrant is replaced. The Company may charge the Holder for the expenses of the Company and the Warrant Agent in replacing a Warrant.
     Section 3.05. Outstanding Warrants. (a) Warrants outstanding at any time are all Warrants that have been countersigned by the Warrant Agent except for
     (i) Warrants cancelled by the Warrant Agent or delivered to it for cancellation;
     (ii) Warrants exercised by the Holder thereof; and
     (iii) any Warrant which has been replaced pursuant to Section 3.04 unless and until the Warrant Agent and the Company receive proof satisfactory to them that the replaced Warrant is held by a bona fide purchaser, in which case the replacement Warrant issued pursuant to Section 3.04 shall be automatically cancelled.
     (b) A Warrant does not cease to be outstanding because the Company or one of its Affiliates holds the Warrant, provided that in determining whether the Holders of the requisite principal amount of the outstanding Warrants have given or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, Warrants owned by the Company or any Affiliate of the Company will be disregarded and deemed not to be outstanding (it being understood that in determining whether the Warrant Agent is protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Warrants which the Warrant Agent knows to be so owned will be so disregarded). Warrants so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Warrant Agent the pledgee’s right so to act with respect to such Warrants and that the pledgee is not the Company or any Affiliate of the Company.
     Section 3.06. Temporary Warrants. Until definitive Warrants are ready for delivery, the Company may prepare and the Warrant Agent will countersign temporary Warrants. Temporary Warrants will be substantially in the form of definitive Warrants but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officer executing the temporary Warrants, as evidenced by the execution of the temporary Warrants. If temporary Warrants are issued, the Company will cause definitive Warrants to be prepared without unreasonable delay. After the preparation of definitive Warrants, the temporary

Warrants will be exchangeable for definitive Warrants upon surrender of the temporary Warrants without charge to the Holder. Upon surrender for cancellation of any temporary Warrants, the Company will execute and the Warrant Agent will countersign and deliver in exchange therefor a like amount of definitive Warrants. Until so exchanged, the temporary Warrants will be entitled to the same benefits under this Agreement as definitive Warrants.
     Section 3.07 . Cancellation. The Company at any time may deliver to the Warrant Agent for cancellation any Warrants previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Warrant Agent for cancellation any Warrants previously countersigned hereunder which the Company has not issued and sold. Any Registrar will forward to the Warrant Agent any Warrants surrendered to it for transfer, exchange or exercise. The Warrant Agent will cancel all Warrants surrendered for transfer, exchange, exercise or cancellation and dispose of them in accordance with its normal procedures. Certification of the cancellation of all cancelled Warrants shall be delivered to the Company upon written request. The Company may not issue new Warrants to replace Warrants that have been exercised or delivered to the Warrant Agent for cancellation. In addition, all Warrants will be automatically canceled for no consideration in the event that the Notes associated with such Warrants are redeemed pursuant to Section 3.07(b) or Section 3.08 of the Indenture.
     Section 3.08 . CUSIP Numbers. The Company in issuing the Warrants may use “CUSIP” numbers, and the Warrant Agent will use CUSIP numbers in notices as a convenience to Holders, the notice to state that no representation is made as to the correctness of such numbers either as printed on the Warrants or as contained in any notice to any Holder. The Company will promptly notify the Warrant Agent in writing of any change in the CUSIP numbers.
     Section 3.09 . Registration, Transfer And Exchange. (a) The Warrants will be issued in registered form only, and the Company shall cause the Warrant Agent to maintain a register (the “Register”) of the Warrants, for registering the record ownership of the Warrants by the Holders and transfers and exchanges of the Warrants.
     (b) (i) Each Global Warrant will be registered in the name of the Depositary or its nominee and, so long as DTC is serving as the Depositary thereof, will bear the DTC Legend.
     (ii) Each Global Warrant will be delivered to the Warrant Agent as custodian for the Depositary. Transfers of a Global Warrant (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depositary, its successors or their respective nominees, except (1) as set forth in Section 3.09(b)(iv) and (2) transfers of portions thereof in the form of Certificated Warrants may be made upon request of an Agent Member (for itself or on behalf of a beneficial owner) by written notice given to the Warrant Agent by or on behalf of the Depositary in accordance with customary procedures of the Depositary and in compliance with this Section and Section 3.10.
     (iii) Agent Members will have no rights under the Agreement with respect to any Global Warrant held on their behalf by the Depositary, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the

Warrant Agent as the absolute owner and Holder of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Warrant through an Agent Member) to take any action which a Holder is entitled to take under the Warrant or the Warrants, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.
     (iv) If (1) the Depositary (a) notifies the Company that it is unwilling or unable to continue as Depositary for a Global Warrant or (y) has ceased to be a clearing agency registered under the Exchange Act, and in each case a successor depositary is not appointed by the Company within 90 days of the notice; or (2) the Company, at its option, notifies the Warrant Agent in writing that it elects to cause the issuance of Certificated Warrants, the Warrant Agent will promptly exchange each beneficial interest in the Global Warrant for one or more Certificated Warrants in authorized denominations having an equal aggregate principal amount registered in the name of the owner of such beneficial interest, as identified to the Warrant Agent by the Depositary, and thereupon the Global Warrant will be deemed canceled. If such Warrant does not bear the Restricted Legend, then the Certificated Warrants issued in exchange therefor will not bear the Restricted Legend. Except as otherwise provided in Section 3.01(c)(i) and (ii), if such Warrant bears the Restricted Legend, then the Certificated Warrants issued in exchange therefor will bear the Restricted Legend.
     (c) Each Certificated Warrant will be registered in the name of the holder thereof or its nominee.
     (d) Prior to the Separation Date, when a Note issued under the Indenture is transferred, the Warrant associated with such Note shall be automatically transferred to the same party and during such period each time a notation of a transfer of a Note is made on the register for the Notes maintained under the Indenture, a corresponding notation shall be made in the Register. On and after the Separation Date, a Holder may transfer a Warrant (or a beneficial interest therein) to another Person or exchange a Warrant (or a beneficial interest therein) for another Warrant by presenting to the Warrant Agent a written request therefor stating the name of the proposed transferee or requesting such an exchange, accompanied by any certification, opinion or other document required by the Agreement. The Warrant Agent will promptly register any transfer or exchange that meets the requirements of this Section by noting the same in the Register maintained by the Warrant Agent for the purpose; provided that no transfer or exchange will be effective until it is registered in the Register. Prior to the registration of any transfer, the Company, the Warrant Agent and their agents will treat the Person in whose name the Warrant is registered as the owner and Holder thereof for all purposes, and will not be affected by notice to the contrary.
     Neither the Company nor any agent of the Company shall have any responsibility or liability for any aspect of the records on account of beneficial ownership interests of a Global Warrant, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     From time to time the Company will execute and the Warrant Agent will countersign additional Warrants as necessary in order to permit the registration of a transfer or exchange in accordance with this Section. All Warrants issued upon transfer or exchange shall be the duly authorized, executed and delivered Warrants of the Company entitled to the benefits of the Agreement.
     No service charge will be imposed in connection with any transfer or exchange of any Warrant, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than a transfer tax or other similar governmental charge payable upon exchange pursuant to Section 3.09(b)(iv)).
     (e) (i) Global Warrant to Global Warrant. Subject to compliance with Section 3.10(b), if a beneficial interest in a Global Warrant is transferred or exchanged for a beneficial interest in another Global Warrant, the Warrant Agent will (x) record a decrease in the amount of the Global Warrant being transferred or exchanged equal to the amount of such transfer or exchange and (y) record a like increase in the amount of the other Global Warrant. Any beneficial interest in one Global Warrant that is transferred to a Person who takes delivery in the form of an interest in another Global Warrant, or exchanged for an interest in another Global Warrant, will, upon transfer or exchange, cease to be an interest in such Global Warrant and become an interest in the other Global Warrant and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Warrant for as long as it remains such an interest.
     (ii) Global Warrant to Certificated Warrant. Subject to compliance with Section 3.10(b), if a beneficial interest in a Global Warrant is transferred or exchanged for a Certificated Warrant, the Warrant Agent will (x) record a decrease in the principal amount of such Global Warrant equal to the principal amount of such transfer or exchange and (y) deliver a new Certificated Warrants to the transferee (in the case of a transfer) or the owner of such beneficial interest (in the case of an exchange), registered in the name of such transferee or owner, as applicable.
     (iii) Certificated Warrant to Global Warrant. Subject to compliance with Section 3.10(b), if a Certificated Warrant is transferred or exchanged for a beneficial interest in a Global Warrant, the Warrant Agent will (x) cancel such Certificated Warrant, (y) record an increase in such Global Warrant equal to the number of Warrants being transferred or exchanged and (z) in the event that such transfer or exchange involves less than the entire amount of the canceled Certificated Warrant, deliver to the Holder thereof one or more new Certificated Warrants having an aggregate number of Warrants equal to the untransferred or unexchanged portion of the canceled Certificated Warrant, registered in the name of the Holder thereof.
     (iv) Certificated Warrant to Certificated Warrant. Subject to compliance with Section 3.10(b), if a Certificated Warrant is transferred or exchanged for another Certificated Warrant, the Warrant Agent will (x) cancel the Certificated Warrant being transferred or exchanged, (y) deliver one or more new Certificated Warrants having an aggregate principal amount equal to the amount of Warrants being transferred or exchanged to the transferee (in the case of a transfer) or the Holder of the canceled Certificated Warrant (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (z) if such transfer or exchange involves less than the entire amount of the canceled Certificated Warrant, deliver to the Holder thereof one or more Certificated Warrants having an aggregate amount of Warrants equal to the untransferred or unexchanged portion of the canceled Certificated Warrant, registered in the name of the Holder thereof.
     Section 3.10 . Restrictions On Transfer And Exchange. (a) The transfer or exchange of any Warrant (or a beneficial interest therein) may only be made in accordance with this Section and Section 3.09 and, in the case of a Global Warrant (or a beneficial interest therein), the applicable rules and procedures of the Depositary. The Warrant Agent shall refuse to register any requested transfer or exchange that does not comply with the preceding sentence.
     (b) Subject to paragraph (c), the transfer or exchange of any Warrant (or a beneficial interest therein) of the type set forth in column A below for a Warrant (or a beneficial interest therein) of the type set forth opposite in column B below may only be made in compliance with the certification requirements (if any) described in the clause of this paragraph set forth opposite in column C below.

A	B	C
U.S. Global Warrant	U.S. Global Warrant	(i)
U.S. Global Warrant	Certificated Warrant	(ii)
U.S. Global Warrant	I.A.I. Global Warrant	(ii)
Certificated Warrant	U.S. Global Warrant	(iii)
Certificated Warrant	Certificated Warrant	(ii)
Certificated Warrant	I.A.I. Global Warrant	(ii)
I.A.I. Global Warrant	U.S. Global Warrant	(iii)
I.A.I. Global Warrant	Certificated Warrant	(ii)
I.A.I. Global Warrant	I.A.I. Global Warrant	(i)
     (i) No certification is required.
     (ii) The Person requesting the transfer or exchange must deliver or cause to be delivered to the Warrant Agent (x) a duly completed Rule 144A Certificate, (y) a duly completed Regulation S Certificate or (z) a duly completed Institutional Accredited Investor Certificate, and/or an Opinion of Counsel and such other certifications and evidence as the Company may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States; provided that if the requested transfer or exchange is made by the Holder of a Certificated Warrant that does not bear the Restricted Legend, then no certification is required. In the event that a Certificated Warrant that does not bear the Restricted Legend is surrendered for transfer or exchange, upon transfer or exchange the Warrant Agent will deliver a Certificated Warrant that does not bear the Restricted Legend.

     (iii) The Person requesting the transfer or exchange must deliver or cause to be delivered to the Warrant Agent a duly completed Rule 144A Certificate.
     (c) No certification is required in connection with any transfer or exchange of any Warrant (or a beneficial interest therein)
     (i) after such Warrant is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without the need to satisfy current information or other requirements therein; provided that the Company has provided the Warrant Agent with an Officers’ Certificate to that effect, and the Company may require from any Person requesting a transfer or exchange in reliance upon this clause (i) an opinion of counsel and any other reasonable certifications and evidence in order to support such certificate; or
     (ii) sold pursuant to an effective registration statement.
     Any Certificated Warrant delivered in reliance upon this paragraph will not bear the Restricted Legend.
     (d) The Warrant Agent will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Warrant (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Warrant Agent.
     Section 3.11 . Uncertificated Warrants. Notwithstanding anything herein to the contrary, any Warrant issued hereunder, except a Warrant issued pursuant to Regulation S, may be issued in uncertificated or book-entry form through the Warrant Agent and/or the facilities of DTC or other book-entry depositary system, in each case as determined by the Board of Directors of the Company or by an authorized committee thereof. Any Warrant so issued shall have the same terms, force and effect as a certificated Warrant that has been duly countersigned by the Warrant Agent in accordance with the terms of this Warrant Agreement.
ARTICLE 4
Separation Of Warrants; Terms Of Warrants; Exercise Of Warrants
     Section 4.01 . Separation Of Warrants; Terms Of Warrants; Exercise Of Warrants. (a) The Notes and Warrants will not be separately transferable until the Separation Date. The Company shall provide written notice to the Warrant Agent upon the occurrence of the Separation Date. The Warrant Agent shall not be deemed to have any knowledge of the occurrence of such Separation Date until it receives such notice from the Company. On the Separation Date, the Unit Legend shall be deemed removed from the Warrant, or face of Unit, and, whether or not such Unit Legend is actually removed, each Warrant shall be deemed automatically separated from the associated Note and may be transferred separately from such Note. Each Warrant not exercised prior to 5:00 p.m., New York City time, on November 15, 2018 (the “Expiration Date”) shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time.

     (b) Subject to the terms of this Agreement, the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part during the period commencing at the opening of business on the Separation Date and until 5:00 p.m., New York City time on the Expiration Date, and shall entitle any Holder thereof to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the exercise price set forth in the form of Warrant attached as Exhibit A hereto (as adjusted from time to time hereunder, the “Exercise Price”) in cash, by wire transfer or by certified or official check payable to the order of the Company, in each case, equal to the Exercise Price then in effect for such Warrant Shares; provided that Holders shall be able to exercise their Warrants only if the exercise of such Warrants is exempt from, or in compliance with, the registration requirements of the Securities Act and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. No adjustments as to dividends will be made upon exercise of the Warrants.
     (c) Notwithstanding anything herein to the contrary, (but in all other respects in accordance with the exercise procedure set forth herein), a Holder may elect to convert Warrants into shares of Common Stock, in which event the Company will issue to the Holder the number of shares of Common Stock equal to the result obtained by (i) subtracting B from A, (ii) dividing the result by A, and (iii) multiplying the quotient by C as set forth in the following equation:

X =	(A — B)	x	C

A
where:

X	=	the number of shares of Common Stock issuable upon exercise pursuant to this paragraph (c).

A	=	the Daily Price on the day immediately preceding the date on which the Holder delivers written notice to the Company pursuant to paragraph (d).

B	=	the Exercise Price.

C	=	the number of shares of Common Stock as to which the Warrants are then being exercised (prior to payment of the Exercise Price).
     If the foregoing calculation results in a negative number, then no shares of Common Stock shall be issued upon exercise pursuant to this paragraph.
     (d) In order to exercise all or any of the Warrants, the Holder thereof must deliver to the Warrant Agent at its Corporate Trust Office (i) such Warrants, (ii) the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and (iii) payment to the Warrant Agent for the account of the

Company of the then-current Exercise Price (in the manner set forth in paragraphs (b) or (c) above) for the number of Warrant Shares in respect of which the Warrants are being exercised.
     (e) Upon compliance with the provisions set forth above, the Warrant Agent shall deliver such information and payment amount, if any, to the Company for verification and shall request in writing from the Company and the Company shall upon such verification deliver or cause to be delivered with all reasonable dispatch, to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise of such Warrants or other securities or property to which such Holder is entitled, together with cash in lieu of fractional shares as provided in Section 6.02 hereof. Such certificate or certificates or other securities or property shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares or other securities or property, as of the date of the surrender of such Warrants and payment of the Exercise Price, notwithstanding that the stock transfer books of the Company shall then be closed or the certificates or other securities or property have not been delivered.
     (f) If less than all the Warrants represented by a Warrant certificate are exercised, such Warrant certificate shall be surrendered and a new Warrant certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant certificate, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Warrant certificate to the Person or Persons entitled to receive the same.
     (g) All Warrant certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant certificates shall then be cancelled and disposed of by the Warrant Agent in accordance with its standard procedures. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.
     (h) The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.
     (i) Certificates representing Warrant Shares shall bear a Restricted Legend (with all references to Warrants therein replaced by references to Common Stock, and with such changes thereto as the Company may deem appropriate) if (i) the Warrants for which they were issued carried a Restricted Legend or (ii) the Warrant Shares are issued in a transaction exempt from registration under the Securities Act (other than the exemption provided by Section 3(a)(9) of the Securities Act), in each case until and unless the circumstances set forth in Section 3.01(c) apply to such Shares, and any transfers thereof shall comply with the Restricted Legend.
     (j) Notwithstanding Sections 3.09(d) and 4.01(a), the Separation Date shall in the case of any Global Warrant be subject to timing requirements imposed by the applicable rules and procedures of the Depositary in effecting a separation pursuant to clause (iii) of the definition of

Separation Date. The Company shall use reasonable efforts to comply with the applicable rules and procedures of the Depositary in order to effect a separation of the Global Warrants and Global Notes on the Separation Date or as shortly thereafter as is practicable.
ARTICLE 5
Covenants of the Company
     Section 5.01 . Maintenance Of Office Or Agency. The Company will maintain in the United States an office or agency where Warrants may be surrendered for registration of transfer or exchange or for presentation for exercise. The Company hereby initially designates the Corporate Trust Office of the Warrant Agent as such office of the Company. The Company will give prompt written notice to the Warrant Agent of the location, and any change in the location, of such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Warrant Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served to the Warrant Agent.
     The Company may also from time to time designate one or more other offices or agencies where the Warrants may be surrendered or presented for any of such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Warrant Agent of any such designation or rescission and of any change in the location of any such other office or agency.
     Section 5.02 . Payment Of Taxes. The Company will pay all documentary, stamp or similar issue or transfer taxes in respect of the issuance or delivery of Warrant Shares upon the exercise of Warrants; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrants or any Warrant Shares in a name other than that of the registered holder of a Warrant surrendered upon exercise (other than a transfer tax or other similar governmental charge payable upon exchange pursuant to Section 3.09(b)(iv)), and the Company shall not be required to issue or deliver such Warrant unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.
     Section 5.03 . Reports. (a) Whether or not the Company is subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the Company must provide the Warrant Agent and Holders within 15 days of the time period specified in those sections with
     (i) all quarterly and annual reports that would be required to be filed with the Commission on Forms 10-Q and 10-K if the Company were required to file such reports, including a “Management’s discussion and analysis of financial condition and results of operations” and, with respect to annual information only, a report thereon by the Company’s certified public accountants, and
     (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports.

     In addition, whether or not required by the Commission, the Company will, if the Commission will accept the filing, file a copy of all of the information and reports referred to in clauses (i) and (ii) with the Commission for public availability within the time periods specified in the Commission’s rules and regulations. In addition, the Company will make the information and reports available to securities analysts and prospective investors upon request.
     Notwithstanding the foregoing, such information and reports may, prior to the filing of the exchange offer registration statement or shelf registration statement for the Notes, be with respect to iPayment, Inc. so long as the Company’s assets (other than the capital stock of iPayment, Inc.) do not exceed the greater of (x) $70.0 million and (y) 10% of Total Assets (as defined in the Indenture), and it has no material liabilities other than the Notes and the Credit Agreement (as defined in the Indenture).
     For so long as any of the Warrants or Warrant Shares remain outstanding and constitute “restricted securities” under Rule 144, the Company will make available upon request to any prospective purchaser of the Warrants or Warrant Shares or beneficial owner of Warrants or Warrants Shares in connection with any sale thereof the information required by Rule 144A(d)(4) under the Securities Act.
     Section 5.04 . Reservation Of Warrant Shares. (a) The Company will at all times reserve and keep available for issuance and delivery, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, such number of its authorized but unissued Common Stock or other securities of the Company from time to time issuable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants.
     (b) The Company or, if appointed, the transfer agent for the Common Stock (the “Transfer Agent”) and every subsequent transfer agent for any securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized securities as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any of the Company’s securities issuable upon the exercise of the Warrants. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 6.02 hereof. The Company will furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each holder pursuant to Section 6.03 hereof.
     (c) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants in accordance with their terms will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.
     Section 5.05 . Obtaining Stock Exchange Listings. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges, automated quotation systems or other markets within the United States of America, if any, on which other shares of Common Stock are then listed, if any.
ARTICLE 6
Adjustment Of Exercise Price And Number Of Warrant Shares Issuable
     Section 6.01. Adjustment Of Exercise Price And Number Of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 6.01. For purposes of this Section 6.01, “Common Stock” means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.
     In the event that, at any time as a result of the provisions of this Section, the Holders of the Warrants shall become entitled upon subsequent exercise to receive any shares of capital stock of the Company other than Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.
     (a) Adjustment for Change in Capital Stock.
     If the Company (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock, then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.
     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If, after an adjustment, a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine, in good faith, the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 6.01. Such adjustment shall be made successively whenever any event listed above shall occur.
     (b) Adjustment for Rights Issue.

     If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 45 days after the record date mentioned below to purchase shares of Common Stock or securities convertible into, or exercisable or exchangeable for, Common Stock, at a price per share less than the Fair Value per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

			O +	N x P
E’	=	E	x	M
O + N
where:

E’	=	the adjusted Exercise Price.

E	=	the then current Exercise Price.

O	=	the number of shares of Common Stock outstanding on the record date.

N	=	the number of additional shares of Common Stock issuable pursuant to such rights, options or warrants.

P	=	the aggregate price per share of the additional shares.

M	=	the Fair Value per share of Common Stock on the record date.
     The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if “N” in the above formula had been the number of shares actually issued.
     (c) Adjustment for Other Distributions.
     If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

E’ =	E	x	M — F M
where:

E’	=	the adjusted Exercise Price.

E	=	the then current Exercise Price.

M	=	the Fair Value per share of Common Stock on the record date mentioned below.

F	=	the fair market value on the record date of the assets, securities, rights or warrants to be distributed in respect of one share of Common Stock as determined in good faith by the Board of Directors.
     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.
     This Section 6.01(c) does not apply to (i) rights, options or warrants referred to in Section 6.01(b) hereof and (ii) dividends and other distributions in connection with the Investors Recapitalization as defined in the Indenture.
     (d) Adjustment for Common Stock Issue.
     If the Company issues shares of Common Stock for a consideration per share less than the Fair Value per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

P
E’ =	E	x	O	+	M

A
where:

E’	=	the adjusted Exercise Price.

E	=	the then current Exercise Price.

O	=	the number of shares outstanding immediately prior to the issuance of such additional shares.

P	=	the aggregate consideration received for the issuance of such additional shares.

M	=	the Fair Value per share on the date of issuance of such additional shares.

A	=	the number of shares outstanding immediately after the issuance of such additional shares.
     The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.
     This subsection (d) does not apply to:

     (i) any of the transactions described in subsections (a), (b) and (c) of this Section 6.01,
     (ii) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock, which are the subject of Section 6.01(e),
     (iii) shares of Common Stock issued in a merger of the Company with a Person who is not an Affiliate of the Company;
     (iv) shares of Common Stock issued as consideration in a merger of the Company with any of its Affiliates, if the Company obtains an opinion from a nationally recognized investment banking, appraisal or valuation firm stating that the consideration received in such merger is fair to the Company; provided, however, that such opinion shall not be required in the case of a merger of iPayment Investors, L.P. with and into the Company where the partners in iPayment Investors, L.P. receive in consideration only the shares of Common Stock owned by iPayment Investors, L.P. prior to such transaction; and
     (v) shares of Common Stock issued pursuant to, or upon the exercise of awards granted pursuant to, employee benefit plans of the Company in an aggregate amount not to exceed, together with Common Stock issuable pursuant to Section 6.01(e)(iii), 20% of the outstanding shares of Common Stock of the Company on the date of this Agreement on a fully-diluted basis after giving effect to the issuance of the Warrants, subject to any applicable anti-dilution adjustment.
     (e) Adjustment for Convertible Securities Issue.
     If the Company issues any securities convertible into or exchangeable for Common Stock (other than (x) securities issued in transactions described in subsections (b) or (c) or (y) the Warrants) for a consideration per share of Common Stock received for such securities that is less than the Fair Value per share on the date the Company fixes the offering price of such securities, the Exercise Price shall be adjusted in accordance with this formula:

P
E’ =	E	x	O	+	M

			O	+	D
where:

E’	=	the adjusted Exercise Price.

E	=	the then current Exercise Price.

O	=	the number of shares outstanding immediately prior to the issuance of such securities.

P	=	the aggregate consideration received for such securities.

M	=	the Fair Value per share on the date of issuance of such securities.

D	=	the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.
     If all of the Common Stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.
     This subsection (e) does not apply to
     (i) convertible or exchangeable securities issued in a merger of the Company with a Person who is not an Affiliate of the Company;
     (ii) convertible or exchangeable securities issued as consideration in a merger of the Company with any of its Affiliates, if the Company obtains an opinion from a nationally recognized investment banking, appraisal or valuation firm stating that the consideration received in such merger is fair to the Company;
     (iii) securities issued pursuant to employee benefit plans of the Company convertible into an aggregate number of shares of Common Stock not to exceed (together with shares issued pursuant to clause (d)(v) above under employee benefit plans of the Company) 20% of the outstanding shares of Common Stock of the Company on the date of this Agreement on a fully-diluted basis after giving effect to the issuance of the Warrants, subject to any applicable anti-dilution adjustment.
     (f) Consideration Received.
     For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 6.01, the following shall apply:
     (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;
     (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors and described in a Board Resolution (and, if such issuance is to an Affiliate of the Company, approved by a majority of the Disinterested Directors or confirmed by a written opinion of a nationally recognized investment banking, appraisal of valuation firm that is not an Affiliate of the Company);

     (iii) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this subsection); and
     (iv) in the case of the issuance of shares of Common Stock pursuant to rights, options or warrants which rights, options or warrants were originally issued together with one or more other securities as part of a unit at a price per unit, the consideration shall be deemed to be the fair value of such rights, options or warrants at the time of issuance thereof as determined in good faith by the Board of Directors in accordance with GAAP whose determination shall be described in a Board Resolution (and, if such issuance is to an Affiliate of the Company, approved by a majority of the Disinterested Directors or confirmed by a written opinion of a nationally recognized investment banking, appraisal of valuation firm that is not an Affiliate of the Company) plus the additional minimum consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (as determined in the same manner as provided in clauses (i) and (ii) of this subsection).
     (g) Fair Value. The “Fair Value” per security at any date of determination shall be (x) in connection with a sale to a party that is not an Affiliate of the Company in an arm’s-length transaction (a “Non-Affiliate Sale”), the price per security at which such security is sold, and (y) in connection with any sale to an Affiliate of the Company, (1) if shares of the applicable class of Common Stock are then quoted by any national securities exchange, the average (weighted by daily trading volume) of the Daily Prices per share of the applicable class of Common Stock for the 20 consecutive trading days immediately prior to such date, or (2) if shares of the applicable class of Common Stock are not then quoted by any national securities exchange:
     (a) the last price per security at which such security was sold in a Non-Affiliate Sale within the three-month period ending on such date of determination or
     (b) if clause (a) is not applicable, the fair market value of such security determined in good faith by
(i) a majority of the Board of Directors of the Company, including a majority of the Disinterested Directors, and approved in a board resolution delivered to the Warrant Agent or
(ii) a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, in each case, taking into account, among all other factors deemed relevant by the Board of Directors or the investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded.
     (h) When De Minimis Adjustment May Be Deferred.

     No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6.01 shall be made to the nearest cent or to the nearest 1/10,000th of a share, as the case may be, it being understood that no such rounding shall be made under subsection (n) (and, in calculations made pursuant to such paragraph, the adjusted Exercise Price shall refer to such adjusted price before rounding).
     (i) When No Adjustment Required.
     No adjustment need be made for a transaction referred to in Section 6.01(a), (b), (c), (d) or (e) hereof, if Holders are to participate (without being required to exercise their Warrants) in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for (i) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest, or (ii) a change in the par value or no par value of the Common Stock. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.
     (j) Notice of Adjustment.
     Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 6.03 hereof.
     (k) Reorganization of Company.
     If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any Person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the Holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the Person formed by or surviving any such consolidation or merger if other than the Company, or the Person to which such transfer or lease shall have been made, shall enter into a supplemental Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 6.01. The successor Company shall mail to Warrant Holders a notice describing the supplemental Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Agreement is an Affiliate of the formed, surviving, transferee or lessee person, that issuer shall join in the supplemental Agreement. If this Section 6.01(k) applies to a transaction, Section 6.01(a),(b), (c), (d) and (e) hereof do not apply.
     (l) Company Determination Final.
     Any determination that the Company or the Board of Directors must make pursuant to Section 6.01(a) through (i) hereof is conclusive in the absence of manifest error or bad faith.
     (m) When Issuance or Payment May Be Deferred.

     In any case in which this Section 6.01 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 6.02 hereof; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.
     (n) Adjustment in Number of Shares.
     Upon each adjustment of the Exercise Price pursuant to this Section 6.01, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

N’	=	N	x	E

E’
where:

N’	=	the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

N	=	the number of Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

E’	=	the adjusted Exercise Price.

E	=	the Exercise Price prior to adjustment.
     (o) Form of Warrants.
     Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.
     (p) No Adjustment Below Par Value.
     Notwithstanding anything herein to the contrary, no adjustment will be made to the Exercise Price if, as a result of such adjustment, the Exercise Price per Warrant Share would be less than the par value of the Company’s Common Stock (or other capital stock for which any Warrant is exercisable); provided that, before taking any action which would but for the foregoing limitation in this sentence have caused an adjustment to reduce the Exercise Price below the then par value (if any) of its Common Stock (or other capital stock for which any

Warrant is exercisable), the Company will take any corporate action which would, in the opinion of its counsel, be necessary in order that the Company may validly issue Warrant Shares at the Exercise Price as so adjusted.
     Section 6.02. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares or scrip representing fractional shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 6.02, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the current Daily Price per Warrant Share, as determined on the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole U.S. cent.
     Section 6.03. Notices To Warrant Holders. (a) Upon any adjustment of the Exercise Price pursuant to Section 6.01 hereof, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) or other securities or property issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the Holders written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 6.03.
     (b) In case:
     (i) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;
     (ii) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than dividends or distributions referred to in Section 6.01(a) hereof);
     (iii) of any consolidation or merger to which the Company is a party, or of the transfer or lease of all or substantially all assets of the Company, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock by the Company;

     (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or
     (v) the Company proposes to take any action which would require an adjustment of the Exercise Price pursuant to Section 6.01 hereof;
then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the Holders, at least 20 days (or 10 days in any case specified in clauses (i) or (ii) above) prior to any applicable record date, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 6.03 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.
     Section 6.04. No Rights As Stockholders. Nothing contained in this Agreement or the Warrants shall be construed as conferring upon the holders of Warrants the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever, including the right to receive dividends, as stockholders of the Company, or the right to share in the assets of the Company in the event of its liquidation, dissolution or winding up.
ARTICLE 7
Warrant Agent
     Section 7.01. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:
     (a) The statements contained herein and in the Warrants shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.
     (b) The Warrant Agent has no duty to determine when an adjustment under Article 6 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Agreement under Section 6.01(k) hereof are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants.
     (c) The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will, when issued, be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.
     (d) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrants.
     (e) In the absence of bad faith on its part, the Warrant Agent may rely, and will be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Warrant Agent need not investigate any fact or matter stated in the document, but, in the case of any document which is specifically required to be furnished to the Warrant Agent pursuant to any provision hereof, the Warrant Agent shall examine the document to determine whether it conforms to the requirements of the Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). The Warrant Agent, in its discretion, may make further inquiry or investigation into such facts or matters as it sees fit.
     (f) The Warrant Agent may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that this paragraph does not limit the effect of Section 7.01(e).
     (g) The Warrant Agent may act through its attorneys and agents and will not be responsible for the misconduct or negligence of any agent appointed with due care.
     (h) The Warrant Agent shall not be subject to any fiduciary or other implied duties of any kind or nature and its sole obligations shall be to comply with the terms contained in this Agreement.
     (i) The Warrant Agent may consult with counsel, and the written advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.
     (j) No provision of the Agreement will require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of its rights or powers, unless it receives indemnity satisfactory to it against any loss, liability or expense.
     (k) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. No provision of the Agreement shall be construed to relieve the Warrant Agent from liability for its own negligent action, its own negligent failure to act or its own willful misconduct.
     Section 7.02. Compensation; Indemnity. (a) The Company will pay the Warrant Agent compensation as agreed upon in writing for its services. The Company will reimburse the Warrant Agent upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Warrant Agent, except any such expense, disbursement or advance attributable to its negligence or bad faith. Such expenses shall include the reasonable compensation and expenses of the Warrant Agent’s agents and counsel.
     (b) The Company will indemnify the Warrant Agent for, and hold it harmless against, any loss or liability or expense incurred by it without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of the Agreement and its duties under the Agreement and the Warrants, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under the Agreement and the Warrants, except to the extent any such loss, liability or expense may be attributable to its negligence or willful misconduct. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Warrant Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Warrant Agent shall cooperate in the defense at the Company’s expense. The Warrant Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.
     Section 7.03. Individual Rights Of Warrant Agent. The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity. An Agent may do the same with like rights.
     Section 7.04. Replacement of Warrant Agent. (a) The Warrant Agent
     (i) may resign at any time by 30 days written notice to the Company,
     (ii) may be removed at any time by the Company by 30 days written notice to the Warrant Agent,
     (iii) may be removed at any time by the Holders of a majority of the outstanding Warrants by written notice to the Warrant Agent,
     (iv) shall, if no longer eligible under Section 7.06, be subject to removal upon the request of any Holder to the Company; and
     (v) may be removed by the Company if: (A) the Warrant Agent is no longer eligible under Section 7.06; (B) the Warrant Agent is adjudged a bankrupt or an insolvent; (C) a receiver or other public officer takes charge of the Warrant Agent or its property; or (D) the Warrant Agent becomes incapable of acting.
A resignation or removal of the Warrant Agent and appointment of a successor Warrant Agent will become effective only upon the successor Warrant Agent’s acceptance of appointment as provided in this Section.
     (b) If the Warrant Agent has been removed by the Holders, Holders of a majority of the Warrants may appoint a successor Warrant Agent with the consent of the Company. Otherwise, if the Warrant Agent resigns or is removed, or if a vacancy exists in the office of Warrant Agent for any reason, the Company will promptly appoint a successor Warrant Agent. If the successor Warrant Agent does not deliver its written acceptance within 30 days after the retiring Warrant Agent resigns or is removed, the retiring Warrant Agent, the Company or the Holders of a majority of the outstanding Warrants may petition any court of competent jurisdiction for the appointment of a successor Warrant Agent.
     (c) Upon delivery by the successor Warrant Agent of a written acceptance of its appointment to the retiring Warrant Agent and to the Company, (i) the retiring Warrant Agent will transfer all property held by it as Warrant Agent to the successor Warrant Agent, (ii) the resignation or removal of the retiring Warrant Agent will become effective, and (iii) the successor Warrant Agent will have all the rights, powers and duties of the Warrant Agent under the Warrant Agreement. Upon request of any successor Warrant Agent, the Company will execute any and all instruments for fully and vesting in and confirming to the successor Warrant Agent all such rights, powers and trusts. The Company will give notice of any resignation and any removal of the Warrant Agent and each appointment of a successor Warrant Agent to all Holders, and include in the notice the name of the successor Warrant Agent and the address of its Corporate Trust Office.
     (d) Notwithstanding replacement of the Warrant Agent pursuant to this Section, the Company’s obligations under Section 7.02 will continue for the benefit of the retiring Warrant Agent.
     Section 7.05. Successor Warrant Agent By Merger. (a) If the Warrant Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act will be the successor Warrant Agent with the same effect as if the successor Warrant Agent had been named as the Warrant Agent in the Agreement.
     (b) If, at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrants have been countersigned but not delivered, the successor Warrant Agent may adopt the countersignature of the original Warrant Agent; and if any of the Warrants shall not have been countersigned, the successor Warrant Agent may countersign such Warrants, and in all such cases such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.

     Section 7.06. Eligibility. The Agreement must always have a Warrant Agent that has a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and satisfies the eligibility requirements set forth in Section 310(a) of the Trust Indenture Act of 1939.
     Section 7.07. Holder Lists. The Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Warrant Agent is not the Warrant Registrar, the Company shall promptly furnish to the Warrant Agent at such times as the Warrant Agent may request in writing, a list in such form and as of such date as the Warrant Agent may reasonably require of the names and addresses of the Holders.
ARTICLE 8
Miscellaneous
     Section 8.01. Warrantholder Actions. (a) Any notice, consent to amendment, supplement or waiver provided by this Agreement to be given by a Holder (an “act”) may be evidenced by an instrument signed by the Holder delivered to the Warrant Agent.
     (b) Any act by the Holder of any Warrant binds that Holder and every subsequent Holder of a Warrant certificate that evidences the same Warrant of the acting Holder, even if no notation thereof appears on the Warrant certificate. Subject to paragraph (c), a Holder may revoke an act as to its Warrants, but only if the Warrant Agent receives the notice of revocation before the date the amendment or waiver or other consequence of the act becomes effective.
     (c) The Company may, but is not obligated to, fix a record date for the purpose of determining the Holders entitled to act with respect to any amendment or waiver or in any other regard. If a record date is fixed, those Persons that were Holders at such record date and only those Persons will be entitled to act, or to revoke any previous act, whether or not those Persons continue to be Holders after the record date. No act will be valid or effective for more than 90 days after the record date.
     Section 8.02. Notices. (a) Any notice or communication by the Company, on the one hand, or the Warrant Agent, on the other hand, to the other is duly given if in writing (i) when delivered in person or (ii) five days after mailing when mailed by first class mail, or (iii) when sent by facsimile transmission, with transmission confirmed. In each case the notice or communication should be addressed as follows:
     if to the Company:
iPayment Holdings, Inc.
40 Burton Hills Boulevard, Suite 415
Nashville, Tennessee 37215
Attention: Mark C. Monaco, Chief Financial Officer
Facsimile: 615-665-8434

With a copy to:
Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention: Gregory V. Gooding
Facsimile: 212-909-6836
     if to the Warrant Agent:
Wilmington Trust FSB
246 Goose Lane, Suite 105
Guilford, Connecticut 06437
Facsimile: 203-453-1183
Attention: Joseph O’Donnell
     The Company or the Warrant Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.
     (b) Except as otherwise expressly provided with respect to published notices, any notice or communication to a Holder will be deemed given when mailed to the Holder at its address as it appears on the Register by first class mail or, as to any Global Warrant registered in the name of DTC or its nominee, as agreed by the Company, the Warrant Agent and DTC. Copies of any notice or communication to a Holder, if given by the Company, will be mailed to the Warrant Agent at the same time. Defect in mailing a notice or communication to any particular Holder will not affect its sufficiency with respect to other Holders.
     (c) Where the Agreement provides for notice, the notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and the waiver will be the equivalent of the notice. Waivers of notice by Holders must be filed with the Warrant Agent, but such filing is not a condition precedent to the validity of any action taken in reliance upon such waivers.
     Section 8.03. Supplements And Amendments. (a) The Company and the Warrant Agent may amend or supplement the Agreement or the Warrants without notice to or the consent of any Holder
     (i) to cure any ambiguity, defect or inconsistency in the Agreement or the Warrants;
     (ii) to comply with Section 6.01(k);
     (iii) to evidence and provide for the acceptance of an appointment hereunder by a successor Warrant Agent; or
     (iv) to make any other change that does not materially and adversely affect the rights of any Holder.

     (b) Except as otherwise provided in paragraphs (a) or (c), the Company and the Warrant Agent may amend the Agreement and the Warrants with the written consent of the Holders of a majority of the outstanding Warrants, and the Holders of a majority of the outstanding Warrants by written notice to the Warrant Agent may waive future compliance by the Company with any provision of the Agreement or the Warrants. In addition, any term of a specific Warrant may be amended or waived with the written consent of the Company and the Holder of such Warrant.
     (c) Notwithstanding the provisions of paragraph (b), without the consent of each Holder affected, an amendment or waiver may not
     (i) increase the Exercise Price; or
     (ii) decrease the number of shares of Common Stock or other securities or property issuable upon exercise of the Warrants except, in each case, for adjustments provided for in the Agreement.
     (d) It is not necessary for Holders to approve the particular form of any proposed amendment, supplement or waiver, but is sufficient if their consent approves the substance thereof.
     (e) An amendment, supplement or waiver under this Section will become effective on receipt by the Warrant Agent of written consents from the Holders of the requisite percentage of the outstanding Warrants. After an amendment, supplement or waiver under this Section becomes effective, the Company will send to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to send such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.
     (f) After an amendment, supplement or waiver becomes effective, it will bind every Holder unless it is of the type requiring the consent of each Holder affected. If the amendment, supplement or waiver is of the type requiring the consent of each Holder affected, the amendment, supplement or waiver will bind each Holder that has consented to it and every subsequent Holder of a Warrant with respect to which consent was granted.
     (g) If an amendment, supplement or waiver changes the terms of a Warrant, the Company or the Warrant Agent may require the Holder to deliver it to the Warrant Agent so that the Warrant Agent may place an appropriate notation of the changed terms on the Warrant and return it to the Holder, or exchange it for a new Warrant that reflects the changed terms. The Warrant Agent may also place an appropriate notation on any Warrant thereafter countersigned. However, the effectiveness of the amendment, supplement or waiver is not affected by any failure to annotate or exchange Warrants in this fashion.
     (h) The Warrant Agent is entitled to receive, and will be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this section is authorized or permitted by the Agreement. If the Warrant Agent has received such an Opinion of Counsel, it shall sign the amendment, supplement or waiver so long as the same does not adversely affect the rights of the Warrant Agent. The Warrant Agent may, but is not obligated to, execute any amendment, supplement or waiver that affects the Warrant Agent’s own rights, duties or immunities under the Agreement.
     Section 8.04. Governing Law. The Agreement and the Warrants shall be governed by, and construed in accordance with, the laws of the State of New York.
     Section 8.05. No Adverse Interpretation of Other Agreements. The Agreement may not be used to interpret another agreement of the Company, and no such agreement may be used to interpret the Agreement.
     Section 8.06. Successors. All agreements of the Company in the Agreement and the Warrants will bind its successors. All agreements of the Warrant Agent in the Agreement will bind its successors.
     Section 8.07. Duplicate Originals. The parties may sign any number of copies of the Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.
     Section 8.08. Separability. In case any provision in the Agreement or in the Warrants is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.
     Section 8.09. Table of Contents and Headings. The Table of Contents and headings of the Articles and Sections of the Agreement have been inserted for convenience of reference only, are not to be considered a part of the Agreement and in no way modify or restrict any of the terms and provisions of the Indenture.
     Section 8.10. Benefits Of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of Warrants.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

iPAYMENT HOLDINGS, INC.
By:	/s/ Mark C. Monaco
	Name:	Mark C. Monaco
	Title:	Chief Financial Officer

WILMINGTON TRUST FSB, as Warrant Agent
By:	/s/ Joseph P. O’Donnell
	Name:	Joseph P. O’Donnell
	Title:	Vice President

EXHIBIT A
[Face of Warrant Certificate]
[Insert appropriate legend]

No. ___________	___Warrants
CUSIP No. ________
Warrant Certificate
     This Warrant Certificate certifies that ___________, or its registered assigns, is the registered holder of Warrants (the “Warrants”) to purchase Common Stock, par value $0.01 (the “Common Stock”), of iPayment Holdings, Inc., a Delaware corporation. Each Warrant entitles the registered holder upon exercise at any time from 9:00 a.m. on the Separation Date referred to below until 5:00 p.m. New York City Time on November 15, 2018 (the “Expiration Date”), to receive from the Company one (1) fully paid and nonassessable share of Common Stock (the “Warrant Shares”) at an initial exercise price (the “Exercise Price”) of $0.01 per share payable upon surrender of this Warrant Certificate at the office or agency of the Company, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.
     WARRANTS WILL BE AUTOMATICALLY CANCELLED FOR NO CONSIDERATION IN THE EVENT THAT THE NOTES ASSOCIATED WITH SUCH WARRANTS ARE REDEEMED PURSUANT TO SECTION 3.07(B) OR SECTION 3.08 OF THE INDENTURE.1
     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.
     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed below manually or by facsimile by its duly authorized officer.
Dated: [___]

iPayment Holdings, Inc.

[1]	May be removed following August 4, 2011 if neither redemption option is exercised.

By:
Name:
Title:

Countersigned on [ ]: Wilmington Trust FSB as Warrant Agent
By:
Authorized Signatory

iPayment Holdings, Inc.
[Reverse of Warrant Certificate]
     1. Warrant Agreement
          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued or to be issued pursuant to a Warrant Agreement dated as of May 6, 2011 (the “Warrant Agreement”), between the Company and Wilmington Trust FSB, as warrant agent (the “Warrant Agent”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. To the extent permitted by law, in the event of an inconsistency or conflict between the terms of this Warrant and the Warrant Agreement, the terms of the Warrant Agreement will prevail.
     2. Exercise
     Warrants may be exercised at any time on or after the Separation Date (as defined in the Warrant Agreement) and on or before 5:00 p.m. New York City time on the Expiration Date; provided that holders shall be able to exercise their Warrants only if the exercise of such Warrants is exempt from, or in compliance with, the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In order to exercise all or any of the Warrants represented by this Warrant Certificate, the holder must deliver to the Warrant Agent at its Corporate Trust Office set forth in the Warrant Agreement this Warrant Certificate and the form of election to purchase on the reverse hereof duly completed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price in the manner set forth in the Warrant Agreement for the number of Warrant Shares in respect of which such Warrants are then exercised.
     No Warrant may be exercised after 5:00 p.m., New York City time on the Expiration Date, and to the extent not exercised by such time the Warrants shall become void.
     3. Adjustments
     The Warrant Agreement provides that, upon the occurrence of certain events, the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. The Warrant Agreement also provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted in certain events.

     4. No Fractional Shares.
     No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.
     5. No Registration Rights.
     The Company is not required and does not intend to file any registration statement for the Warrants or the underlying shares of Common Stock.
     6. Registered Form; Transfer and Exchange.
     The Warrants are in registered form. Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge (except as specified in the Warrant Agreement), for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.
     Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.
     The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.
     7. Countersignature.
     This Warrant Certificate shall not be valid unless manually countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.
     8. Governing Law.
     This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.
     9. Abbreviations.

     Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors Act).
     A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

[Form of Election to Purchase]
(To Be Executed Upon Exercise Of Warrant)
     (1) The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____________ shares of Common Stock and herewith tenders payment for such shares to the order of iPayment Holdings, Inc., in the amount of $__________ in accordance with the terms hereof.
OR
     (2) The undersigned hereby irrevocably elects to convert this Warrant into ___________ shares of Common Stock (before giving effect to the cashless exercise provisions) and herewith agrees to make payment therefor pursuant to the cashless exercise provisions of the Warrant Agreement, all on the terms and the conditions specified in the Warrant Certificate and the Warrant Agreement.
     The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is __________________ and that such shares be delivered to ___________, whose address is __________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________________, whose address is ____________________, and that such Warrant Certificate be delivered to whose address is __________________.
     If the undersigned has elected to purchase Warrant Shares pursuant to option (1) above and such Warrant Shares have not been registered pursuant to a registration statement that has been declared effective under the securities act, the undersigned represents and warrants that (w) it is not a U.S. person (as defined in Regulation S) or purchasing for the account or benefit of a U.S. person, other than a distributor, and it is purchasing the Warrant Shares in an offshore transaction in accordance with Regulation S, (x) it is a qualified institutional buyer (as defined in Rule 144A) and is purchasing the Warrant Shares for its own account or for the account of another qualified institutional buyer, and it is aware that the Company is selling the Warrant Shares to it in reliance on Rule 144A; (y) it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or (z) it is purchasing the Warrant Shares pursuant to another available exemption from the registration requirements of the Securities Act. Prior to a purchase of Warrant Shares pursuant to clauses (w) and (x) above, the Company and the Warrant Agent may request a certificate substantially in the form of Exhibit D and Exhibit E to the Warrant Agreement respectively. Prior to the purchase of Warrant Shares pursuant to clause (y) above, the Company may request a certificate substantially in the form of Exhibit F and/or an opinion of counsel. Prior to the purchase of Warrant Shares pursuant to clause (z) above the Warrant Agent may request appropriate certificates and/or an opinion of counsel.

Signature
Date:

Signature Guaranteed

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL WARRANTS
The following exchanges of a part of this Global Warrant have been made:

Number of Warrants
	Amount of decrease	Amount of increase in	in this Global
	in Number of	Number of Warrants	Warrant following	Signature of
	warrants in this	in this Global	such decrease or	authorized officer of
Date of Exchange	Global Warrant	Warrant	increase	Warrant Agent

[FORM OF TRANSFER NOTICE]
     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto _____________________________ (the “Assignee”)
(Please type or print block letters)

(Please print or typewrite name and address including zip code of assignee)

the within Warrant and all rights thereunder (the “Securities”), hereby irrevocably constituting and appointing attorney to transfer said Warrant on the books of the Company with full power of substitution in the premises.
     [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]
     In connection with any transfer of this Warrant occurring prior to the removal of the Restricted Legend, the undersigned confirms (i) the understanding that the Securities have not been registered under the Securities Act of 1933, as amended; (ii) that such transfer is made without utilizing any general solicitation or general advertising; and (iii) further as follows:
          Check One
     9 (1) This Warrant is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit E to the Warrant Agreement is being furnished herewith.
     9 (2) This Warrant is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit D to the Warrant Agreement is being furnished herewith.
          or
     9 (3) This Warrant is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant and the Warrant Agreement.
     If none of the foregoing boxes is checked, the Warrant Agent is not obligated to register this Warrant in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Warrant Agreement have been satisfied.
     Date:____________________
     __________________________
     Seller
     By________________________
     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.
     Signature Guarantee:5 _____________________

[5]	Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B
RESTRICTED LEGEND
     THIS WARRANT AND THE UNDERLYING COMMON STOCK TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. THE HOLDER OF THIS WARRANT, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH WARRANT AND THE UNDERLYING COMMON STOCK TO BE ISSUED UPON ITS EXERCISE, ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE WARRANTS OR UNDERLYING COMMON STOCK TO BE EXERCISED UPON ITS ISSUANCE (AS APPLICABLE) ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO SUCH PURCHASER IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE WARRANT AGENT’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C) OR (D) TO REQUIRE THE DELIVERY OF A

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DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE WARRANT AGENT) AND PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO THE COMPANY. EACH HOLDER AGREES NOT TO ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARDS TO THE WARRANTS OR WARRANT SHARES UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION PERIOD.

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EXHIBIT C
DTC LEGEND
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.
     TRANSFERS OF THIS GLOBAL WARRANT ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL WARRANT ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE WARRANT AGREEMENT.

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EXHIBIT D
Regulation S Certificate
_________, ____
Wilmington Trust FSB
246 Goose Lane, Suite 105
Guilford, Connecticut 06437
Attention: Joseph O’Donnell
Re:	iPayment Holdings, Inc. Warrants to acquire Common Stock of iPayment Holdings, Inc. (the “Warrants”) Issued under the Warrant Agreement (the “Agreement”) dated as of May 6, 2011 relating to the Warrants
Ladies and Gentlemen:
     Terms are used in this Certificate as used in Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise stated herein.
     [CHECK A OR B AS APPLICABLE.]
G A. This Certificate relates to our proposed transfer of ____ principal amount of Warrants issued under the Indenture. We hereby certify as follows:
1. The offer and sale of the Warrants was not and will not be made to a person in the United States (unless such person is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

2. Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3. Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Warrants.

4. The proposed transfer of Warrants is not part of a plan or scheme to evade the registration requirements of the Securities Act.

5. If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Warrants, and the proposed transfer takes place during the one-year distribution compliance period (as defined in Rule 902(f) of Regulation S), or we are an officer or director of the Company or an Initial Purchaser (as defined in the Agreement), we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.
G B. This Certificate relates to our proposed exchange of ____ of Warrants issued under the Agreement for an equal number of Warrants to be held by us. We hereby certify as follows:
1. At the time the offer and sale of the Warrants was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

2. Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.

3. The proposed exchange of Warrants is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours, [NAME OF SELLER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]
By:
Name:
Title:
Address:
Date:

EXHIBIT E
Rule 144A Certificate
_________, ____
Wilmington Trust FSB
246 Goose Lane, Suite 105
Guilford, Connecticut 06437
Attention: Joseph O’Donnell
Re:	iPayment Holdings, Inc. Warrants to acquire Common Stock of iPayment Holdings, Inc. (the “Warrants”) Issued under the Warrant Agreement (the “Agreement”) dated as of May 6, 2011 relating to the Warrants
Ladies and Gentlemen:
     This Certificate relates to:
     [CHECK A OR B AS APPLICABLE.]
G A. Our proposed purchase of ____ of Warrants issued under the Agreement.
G B. Our proposed exchange of ____ of Warrants issued under the Agreement for an equal number of Warrants to be held by us.
     We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of _________, 20__, which is a date on or since close of our most recent fiscal year. We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Warrants to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

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     You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours, [NAME OF PURCHASER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]
By:
Name:
Title:
Address:
Date:

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EXHIBIT F
Institutional Accredited Investor Certificate
__________, ________
Wilmington Trust FSB
246 Goose Lane, Suite 105
Guilford, Connecticut 06437
Attention: Joseph O’Donnell
Re:	iPayment Holdings, Inc. Warrants to acquire Common Stock of iPayment Holdings, Inc. (the “Warrants”) Issued under the Warrant Agreement (the “Agreement”) dated as of May 6, 2011 relating to the Warrants
Ladies and Gentlemen:
     This Certificate relates to:
     [CHECK A OR B AS APPLICABLE.]
G A. Our proposed purchase of ____ Warrants issued under the Indenture.
G B. Our proposed exchange of ____ Warrants issued under the Indenture for an equal number of Warrants to be held by us.
     We hereby confirm that:
1. We are an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”) (an “Institutional Accredited Investor”).
2. Any acquisition of Warrants by us will be for our own account or for the account of one or more other Institutional Accredited Investors as to which we exercise sole investment discretion.
3. We have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Warrants and we and any accounts for which we are acting are able to bear the economic risks of and an entire loss of our or their investment in the Warrants.

4. We are not acquiring the Warrants with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary will remain at all times within our and their control.
5. We acknowledge that the Warrants have not been registered under the Securities Act and that the Warrants may not be offered or sold within the United States or to or for the benefit of U.S. persons except as set forth below.
6. The purchase price of the Warrants to which this Certificate relates is at least equal to $250,000.
     We agree for the benefit of the Company, on our own behalf and on behalf of each account for which we are acting, that such Warrants may be offered, sold, pledged or otherwise transferred only in accordance with the Securities Act and any applicable securities laws of any State of the United States and only (a) to the Company or any subsidiary thereof, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) to a person it reasonably believes is a qualified institutional buyer in compliance with Rule 144A under the Securities Act, (d) in an offshore transaction in compliance with Rule 904 of Regulation S under the Securities Act, (e) for a purchase price of not less than $250,000, to an Institutional Accredited Investor that, prior to such transfer, delivers to the Warrant Agent a duly completed and signed certificate (the form of which may be obtained from the Warrant Agent) relating to the restrictions on transfer of the Warrants or (f) pursuant to any other available exemption from the registration requirements of the Securities Act.
     Prior to the registration of any transfer in accordance with (c) or (d) above, we acknowledge that a duly completed and signed certificate (the form of which may be obtained from the Warrant Agent) must be delivered to the Warrant Agent. Prior to the registration of any transfer in accordance with (e) or (f) above, we acknowledge that the Company reserves the right to require the delivery of such legal opinions, certifications or other evidence as may reasonably be required in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws. We acknowledge that no representation is made as to the availability of any exemption from the registration requirements of the Securities Act.
     We understand that the Warrant Agent will not be required to accept for registration of transfer any Warrants acquired by us, except upon presentation of evidence satisfactory to the Company and the Warrant Agent that the foregoing restrictions on transfer have been complied with. We further understand that the Warrants acquired by us will bear a legend reflecting the substance of the preceding paragraph. We further agree to provide to any person acquiring any of the Warrants from us a notice advising such person that resales of the Warrants are restricted as stated herein and that the Warrants will bear a legend to that effect.
     We agree to notify you promptly in writing if any of our acknowledgments, representations or agreements herein ceases to be accurate and complete.
     We represent to you that we have full power to make the foregoing acknowledgments, representations and agreements on our own behalf and on behalf of any account for which we are acting.
     You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours, [NAME OF PURCHASER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]
By:
Name:
Title:
Address:
Date:
     Upon transfer, the Warrants would be registered in the name of the new beneficial owner as follows:
     _________________________________________
     Taxpayer ID number: _______________________

EXHIBIT G
     THE NOTES AND WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE “UNITS”), EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF THE 15.00%/15.00% SENIOR NOTES DUE 2018 (THE “NOTES”) OF IPAYMENT HOLDINGS, INC. AND ONE WARRANT (THE “WARRANTS”) INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE ONE SHARE, PAR VALUE $0.01 PER SHARE, OF COMMON STOCK OF IPAYMENT HOLDINGS, INC.
     PRIOR TO THE EARLIEST TO OCCUR OF (I) 180 DAYS AFTER THE CLOSING OF THE OFFERING OF THE UNITS, (II) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO A REGISTERED EXCHANGE OFFER FOR THE NOTES IS DECLARED EFFECTIVE UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), (III) SUCH DATE AS J.P. MORGAN SECURITIES LLC IN ITS SOLE DISCRETION SHALL ESTABLISH ON AT LEAST ONE BUSINESS DAYS’ NOTICE TO THE COMPANY AND (IV) IN THE EVENT OF A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE GOVERNING THE NOTES), THE DATE ON WHICH THE REQUISITE NOTICE IS MAILED TO HOLDERS OF THE NOTES, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE ATTACHED NOTE, AND THE NOTES EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE ATTACHED WARRANT.
     PRIOR TO THE EQUITY REDEMPTION AS DEFINED IN THE INDENTURE GOVERNING THE NOTES, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE ATTACHED NOTE, AND THE NOTES EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE ATTACHED WARRANT.
     NEITHER THIS UNIT, NOR THE UNDERLYING NOTE AND WARRANT OF WHICH IT IS CONSTITUTED, HAS BEEN REGISTERED UNDER THE SECURITIES ACT. SEE THE TRANSFER RESTRICTION LEGENDS SET FORTH ON THE FACE OF NOTE AND FACE OF WARRANT FOR IMPORTANT INFORMATION.

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